Exhibit 10.79

FOURTH AMENDMENT TO REVOLVING CREDIT NOTE

THIS FOURTH AMENDMENT TO REVOLVING CREDIT NOTE (the “Amendment”) is made as of the 31st day of July, 2014, by and among, Dover Saddlery, Inc., a Delaware corporation (“Dover DE”), Dover Saddlery, Inc., a Massachusetts corporation, Smith Brothers, Inc., a Texas corporation, Dover Saddlery Retail, Inc., a Massachusetts corporation and Dover Saddlery Direct, Inc., a Massachusetts corporation (hereinafter, each with Dover DE, individually a “Borrower”, and collectively the “Borrowers”) and Citizens Bank, N.A. (f/k/a RBS Citizens, National Association), a national banking association, with a principal place of business at 875

Elm Street, Manchester, New Hampshire 03101 (hereinafter the “Lender”);

WHEREAS, Borrowers executed and delivered to Lender a Revolving Credit Note dated December 11, 2007 (as the same has been, is being, and may hereafter be amended, the “Revolving Credit Note”)in the current principal amount of up to Thirteen Million Dollars ($13,000,000.00);

WHEREAS, the parties wish to further amend the Revolving Credit Note to increase principal and extend the Maturity Date and modify the so-called pricing margins; and

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, the parties agree as follows:

1.         DEFINITIONS.

Any capitalized term not otherwise defined herein shall have the meaning set forth in the Note.

2.         AMENDMENTS.

2.1       The Principal Amount is increased to Fifteen Million Dollars ($15,000,000.00).

2.2       The Maturity Date is hereby extended to April 30, 2016.

2.3       The definition of “LA Margin” is hereby amended and restated in its entirety to read as follows:

“LA Margin” means the percentage shown below in the applicable column:

When Funded Debt to EBITDA is:	RLOC Margin %	Term Sublimit Margin %

• greater than 2.75:1.00	plus 2.50%	2.75%
• less than or equal to 2.75:1.00 but greater than 2.25:1.00	plus 2.25%	2.50%
• less than or equal to 2.25:1.00 but greater than 1.50:1.00	plus 2.00%	2.25%
• less than or equal to 1.50:1	plus 1.75%	2.00%

2.4       The definition of “LIBOR Rate Margin” is hereby amended and restated in its entirety to read as follows:

“LIBOR Rate Margin” means the percentage shown below in the applicable column:

When Funded Debt to EBITDA is:	RLOC Margin %	Term Sublimit Margin %

• greater than 2.75:1.00	plus 2.50%	2.75%
• less than or equal to 2.75:1.00 but greater than 2.25:1.00	plus 2.25%	2.50%
• less than or equal to 2.25:1.00 but greater than 1.50:1.00	plus 2.00%	2.25%
• less than or equal to 1.50:1	plus 1.75%	2.00%

2.5       The definition of “Prime Rate Margin” is hereby amended and restated in its entirety to read as follows:

“Prime Rate Margin” means the percentage shown below in the right hand column, as applicable:

When Funded Debt to EBITDA is:	RLOC Margin %	Term Sublimit Margin %

• greater than 2.75:1.00	plus 0.80%	1.05%
• less than or equal to 2.75:1.00 but greater than 2.25:1.00	plus 0.505%	0.805%
• less than or equal to 2.25:1.00 but greater than 1.50:1.00	plus .00%	.25%
• less than or equal to 1.50:1	minus .25%	.00%

3.         FULL FORCE AND EFFECT.

In all other respects and except as specifically amended hereby, the Revolving Credit Note remains in full force and effect and Borrowers agree to be bound thereby.

4.         NO FURTHER AMENDMENTS.

Borrowers confirm and agree that the amendments contained herein shall in no way be construed as an obligation on the part of Bank to further amend or extend the Revolving Credit Note or any other Instrument.  This Amendment is not a novation.

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5.         AUTHORITY.

Borrowers warrant that they has full power and authority and has taken all necessary corporate and other action and procured all necessary consents to execute and deliver this Amendment and perform its obligations hereunder.

[PAGE ENDS HERE, SIGNATURE PAGE(S) TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf by the persons signing below who are thereunto duly authorized, as of the day and year first above-written.

BORROWERS:

DOVER SADDLERY, INC. (a Delaware Corporation)

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: President

DOVER SADDLERY, INC.
(a Massachusetts Corporation)

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: Chairman of the Board

SMITH BROTHERS, INC.

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: Chairman of the Board

DOVER SADDLERY RETAIL, INC.

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: Chairman of the Board

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DOVER SADDLERY DIRECT, INC.

/s/ David R. Pearce	By:	/s/ Stephen L. Day
Witness		Stephen L. Day
Title: Chairman of the Board

LENDER:

CITIZENS BANK, N. A.

/s/ Stephanie Anderson	By:	/s/ Gary Hatfield
Witness		Gary Hatfield
Title: Vice President

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